UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2023

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Acts. ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the closing of the Asset Acquisition (as defined below), on December 28, 2023, Mach Natural Resources LP (the “Company”) entered into (i) a senior secured term loan credit agreement (the “Term Loan Credit Agreement”), among the Company, the guarantors party thereto, the lenders party thereto, Texas Capital Bank, as the administrative agent, and Chambers Energy Management, LP, as the loan commitment arranger, and (ii) a senior secured revolving credit agreement (the “Revolving Credit Agreement”) among the Company, the guarantors party thereto, the lenders party thereto and MidFirst Bank, as the administrative agent.

The loans advanced to the Company under the Term Loan Credit Agreement are secured by a first-priority security interest on substantially all of our assets including the Assets (as defined below) following the Asset Acquisition (as defined below). The Term Loan Credit Agreement has (i) an aggregate principal amount of $825,000,000, (ii) a maturity date of December 31, 2026 and (iii) an interest rate equal to the three-month SOFR plus 6.50% plus a credit spread adjustment equal to 0.15%, provided that the three-month SOFR will not be less than 3.00%. The Term Loan Credit Agreement includes customary covenants, mandatory repayments and events of default of financings of this type.

The loans advanced to the Company under the Revolving Credit Agreement are secured by a super-priority security interest on substantially all of our assets including the Assets following the Asset Acquisition. The Revolving Credit Agreement has (i) an aggregate principal amount of $75,000,000, (ii) a maturity date of December 28, 2026 and (iii) an interest rate equal to the three-month SOFR plus 3.00% plus a credit spread adjustment equal to 0.15%, provided that the three-month SOFR will not be less than 3.50%. The Revolving Credit Agreement includes customary covenants, mandatory repayments and events of default of financings of this type. The Company used borrowings from the Term Loan Credit Agreement, together with cash on hand, to repay the Existing Credit Agreement (as defined below). As of the closing of the Asset Acquisition, the Revolving Credit Agreement was undrawn.

The foregoing descriptions of the Term Loan Credit Agreement and the Revolving Credit Agreement are summaries only, do not purport to be complete, and are qualified in their entirety by reference to the full text of each agreement, which are filed herewith as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The information set forth in Item 2.01 is incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with closing of the Asset Acquisition, effective as of December 28, 2023, Mach used borrowings from the Term Loan Credit Agreement and cash on hand to repay the existing amounts outstanding under and terminate the existing Amended and Restated Credit Agreement, dated November 10, 2023, among Mach Natural Resources Holdco LLC, as borrower, the several lenders from time to time parties thereto and MidFirst Bank, as administrative agent and collateral agent for the lenders (the “Existing Credit Agreement”). The Company and its subsidiaries incurred no termination penalties in connection with the early termination of the Existing Credit Agreement.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 10, 2023, the Company entered into a purchase and sale agreement (the “PSA”) with Paloma Partners IV, LLC, a privately-held Delaware limited liability company backed by EnCap Investments L.P., and its affiliated companies (the “Sellers”) pursuant to which the Company agreed to purchase from the Sellers certain interests in oil and gas properties, rights and related assets located in Blaine, Caddo, Canadian, Custer, Dewey, Grady, Kingfisher and McClain Counties, Oklahoma (the “Assets”).

On December 28, 2023, the Company completed the acquisition of the Assets (the “Asset Acquisition”) in accordance with the terms of the PSA for a purchase price of approximately $815,000,000 (subject to customary closing adjustment), in cash paid to the Sellers for the Assets. The Asset Acquisition provides for customary post-closing adjustments to the purchase price based on an effective date of September 1, 2023.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD.

On December 29, 2023, the Company issued a press release, attached as Exhibit 99.1, announcing the closing of the acquisition described in this Report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

The Company has recently updated its hedge position and the table attached as Exhibit 99.2 summarizes its derivative positions related to crude oil and natural gas sales in effect as of the date hereof and is incorporated into this Item 8.01 by reference.

The information set forth in this Item 8.01 and in the attached Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this Report not later than 71 calendar days after the date this Report is required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this Report not later than 71 calendar days after the date this Report is required to be filed.

(d) Exhibits.

Exhibit No.	Description
10.1	Term Loan Credit Agreement, dated December 28, 2023, among Mach Natural Resources LP, the guarantors party thereto, the lenders party thereto, Texas Capital Bank, as the administrative agent, and Chambers Energy Management, LP, as the loan commitment arranger.
10.2	Revolving Credit Agreement, dated December 28, 2023, among Mach Natural Resources LP, the guarantors party thereto, the lenders party thereto and MidFirst Bank, as the administrative agent.
99.1	Press release dated December 29, 2023 announcing the closing of the Asset Acquisition.
99.2	Hedge positions as of December 29, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: December 29, 2023	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer

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